EXHIBIT 1   page 1 of  5

       ENTERGY CORPORATION'S ORGANIZATION OF NON-REG COMPANIES
                      As of March 31, 2001

Entergy Corporation
     Entergy Enterprises, Inc. (LA) (100%) (an authorized
       subsidiary)
     Entergy Retail Holdings, Inc. (100%)(DE)(a new subsidiary)
       Entergy Retail Texas, Inc. (100%)(TX)(a new subsidiary)
         Entergy Solutions Supply Ltd (formerly Entergy
           Retail Texas LP-B)(1%)(TX)(a new subsidiary)
         Entergy Solutions Ltd (1%)(TX)(an energy-related
           company)
     Entergy Solutions Supply Ltd (formerly Entergy Retail
          Texas LP-B) (99%)(TX)(a new subsidiary)
       Entergy Solutions Ltd (99%)(TX)(an energy-related
         company)
       Entergy Retail Louisiana LLC-A (90%)(DE)(a new subsidiary)
         Entergy Retail Louisiana LLC-B (10%)(DE)(a new
           subsidiary)
         Entergy Retail Louisiana Management Services LLC-
             A (50%)(LA)(a new subsidiary)
       Entergy Retail Louisiana LLC-B (90%)(DE)(a new subsidiary)
         Entergy Retail Louisiana LLC-A (10%)(DE)(a new
           subsidiary)
         Entergy Retail Louisiana Management Services LLC-A
           (50%)(LA)(a new subsidiary)
Entergy PTB Holding Company, Inc. (100%)(DE)(a new subsidiary)
  Entergy Solutions Select Ltd (TX)(99%)(a new
    subsidiary)
  Entergy Select, LLC (100%)(DE)(a new subsidiary)
       Entergy Solutions Select Ltd(TX)(1%)(a new subsidiary) Entergy Ventures Holding Company, Inc. (DE)(100%)(a new
       subsidiary)
    Entergy MHK Investments LLC (DE)(100%)(a new
       subsidiary)
    Entergy Commerce, Inc. (DE)(100%)(a new subsidiary)
      Entergy MHK Retail LLC (DE)(100%)(an exempt
        telecommunications company)
  Entergy Resources, Inc. (100%)(DE)(a new subsidiary)
  Entergy Operations Services, Inc. (100%) (an O&M subsidiary) Entergy Power Gas Holdings Corporation (100%)(DE)(an energy-
     related company)
    Entergy Power Gas Operations Corporation (80%)(DE)(an
     energy-related company)
       Highland Energy Company (75%)(TX)(an energy-
         related company)
    Entergy Procurement Exchange Holding Corporation (100%)
         (DE) (a new subsidiary)
      Pantellos Corporation (5%) (an exempt telecommunications
        company)
    Entergy Power Generation Corp. (DE) (100%) (EWG)
      EAL Power Generation, LLC (50%)(a new subsidiary)
      Entergy Power Warren Corporation I (DE)(100%)(a new
        subsidiary)
         Warren Power, LLC (MS)(100%)(a new subsidiary)
      Entergy Power Crete Corporation (DE)(100%)(a new subsidiary)

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                    EXHIBIT 1   page 2 of  5

        Crete Turbine Holdings, LLC (DE)(50%)(a new
          subsidiary)
        Crete Energy Ventures, LLC (DE)(50%)(a new
          subsidiary)
    Entergy Power, Inc. (DE) (100%) (an authorized subsidiary) Entergy Holdings Inc. (100%) (an energy-related company)
      Entergy Business Solutions LLC (100%)(an energy-related
        company)
      Entergy Thermal LLC (100%)(an energy-related company)
    Entergy Nuclear, Inc. (100%) (an O&M subsidiary)
      TLG Services, Inc. (100%)(an energy-related company)
    Entergy Nuclear Holding Company #1 (43%) (an EWG)
      Entergy Nuclear Generation Corporation (DE)(100%) (an EWG) Entergy Nuclear New York Investment Company I
        (DE)(100%) (an EWG)
        Entergy Nuclear Indian Point 3 LLC (DE)(50%)(an
          EWG)
        Entergy Nuclear Fitzpatrick LLC (DE)(50%)(an EWG)
      Entergy Nuclear New York Investment Company II
        (DE)(100%)(an EWG)
        Entergy Nuclear Indian Point 3 LLC (DE)(50%)(an EWG)
        Entergy Nuclear Fitzpatrick LLC (DE)(50%)(an EWG)
    Entergy Nuclear Holding Company #2 (100%)(DE)a new
       subsidiary)
      Entergy Nuclear Operations, Inc.(100%)DE)(an O&M
       subsidiary)
      Entergy Nuclear Fuels Company (100%)(DE)(an O&M
       subsidiary)
    Entergy Nuclear Holding Company (100%)(a new subsidiary)
      Entergy Nuclear Holding Company #3 (100%)(a new
       subsidiary)
        Entergy Nuclear New York Investment Company III
         (100%)(a new subsidiary)
          Entergy Nuclear Indian Point 2 LLC (100%)(a
           new subsidiary)
        Entergy Nuclear Vermont Investment Company
       (100%)(DE)(a new subsidiary)
          Entergy Nuclear Vermont Yankee, LLC
            (formerly Entergy Nuclear Ninemile LLC) (100%)(DE)(a
             new subsidiary)
    Entergy Technology Holding Company (100%) (ETC)
      Entergy Technology Company (100%) (ETC)
      Entergy Wireless, Inc. (100%)
    Entergy International Holdings Ltd., LLC (DE) (100%)
      (FUCO)
      Entergy Global Investments, Inc. (100%) (AR) (a new
       subsidiary)
        Entergy Nuclear Holding Company #1 (43%) (an EWG)
        Entergy Power Development Corporation (DE) (15%)
         (FUCO)
        Entergy Power Generation Corp. (DE)(non-voting
         common stock)(EWG)
        Entergy Marketing Corporation(DE)(100%)a new
         subsidiary)
          EWO Marketing Holding, LLC (DE)(80%)(a
            new subsidiary)
               EWO GP LLC (DE)(100%)(an energy-related company)
                  EWO Marketing,LP(DE)(1%)(an energy-related company) Entergy Power International Holdings Corporation
                  (DE)(97%)(a new subsidiary)
                    EK Holding I LLC (DE)(100%)(a new subsidiary)
                      Entergy-Koch LP (DE)(48.5%)(a new subsidiary)
                        Gulf South Pipeline LP (DE)(99%)(an
                           authorized subsidiary)

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                    EXHIBIT 1   page 3 of  5

                        Gulf South Pipeline LLC(DE)(100%)(a new
                           subsidiary)
                          Gulf South Pipeline LP (DE)(1%)(an
                            authorized subsidiary)
                          Axia Energy LP (DE)(99%)(an energy-related company)
                          Axia Energy LLC(DE)(99%)(a new subsidiary)
                                Axia Energy LP (DE)(1%)(an energy-
                                related company)
                          EGT Holding LTD (Cayman)(100%)(a FUCO)
                                 Axia Europe (UK)(100%)
                                      AEG (German)(100%)
                      EK Holding II LLC (DE)(100%)(a new subsidiary)
                        Entergy-Koch LP (DE)(1%)(a new subsidiary)
                      EK Holding III LLC (DE)(100%)(a new subsidiary)
                        Entergy-Koch LLC (DE)(50%)(a new subsidiary)
                          Entergy-Koch LP (DE)(.5%)(a new subsidiary)
    Entergy International Ltd., LLC (100%)(FUCO)
       Entergy International Investment No. 2 LLC (100%)
          Entergy UK Holdings, Ltd (100%)
               Entergy UK Ltd (100%)
                    Entergy UK Enterprises Ltd (100%) (FUCO)
                         EWO Holdings Inc. (33%)(DE)(FUCO)
       Entergy US DB IV LLC (100%)
          Entergy AUS Debt 2 (100%)
            Entergy Victoria, Inc. (311,584 shares)
       Entergy US DB I LLC (100%)
               ENT AUS Debt 1(100%)(FUCO)
  Entergy Global Power Operations Corporation (DE)(100 %)(an O&M
    subsidiary)
     Entergy Power Operations U.S., Inc. (DE)(100%)(an O&M
       subsidiary)
     Entergy Power Operations Corporation (DE)(100%)(FUCO)
       Entergy Power Operations Damhead Creek Limited
         Partnership (UK)(99%)(FUCO)
       Entergy Power Operations Damhead Creek Corporation
          (DE)(100%)(FUCO)
         Entergy Power Operations Damhead Creek Limited
           Partnership (UK)(1%)(FUCO)
       Entergy Power Operations Holdings Ltd. (Cayman)
       (100%)(FUCO)
         Entergy Power Operations UK Limited (UK)(100%)(FUCO)
         Entergy Power Operations Pakistan LDC
            (Cayman)(95%)(FUCO)
  Entergy Global Trading Holdings, Ltd. (Cayman) (100%)(a
     new subsidiary)
    Entergy Power International Holdings Corporation (DE)(3%)(a new subsidiary)
  Entergy Power Development Corporation (DE) (85%) (FUCO)
    Entergy Power Operations Pakistan LDC (Cayman) (5%) (FUCO) Entergy Pakistan, Ltd. (DE) (100%) (FUCO)


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                    EXHIBIT 1   page 4 of  5

       Hub Power Co., Ltd. (Pakistan) (5%) (FUCO)
       Entergy Power Liberty, Ltd. (Mauritius) (100%) (FUCO) Entergy Power Asia, Ltd. (Cayman) (100%) (EWG)
    Entergy Power Saltend Holding, Ltd. (Cayman) (100%) (FUCO)
      Entergy Power Saltend, Ltd. (Cayman) (100%) (FUCO)
        Saltend Cogeneration Company, Ltd. (United Kingdom)
           (100%) (FUCO)
      Entergy Power Europe Holding, Ltd. (Cayman) (100%)
      (FUCO)
    Entergy Power Damhead Creek Holding 1, Ltd. (Cayman)
       (100%) (FUCO)
      Entergy Power Damhead Creek Holding II, Ltd.
         (Cayman) (99.99%) (FUCO)
        Entergy Power Damhead Creek Holding III, Ltd.
           (Cayman) (100%) (FUCO)
          Damhead Creek Holding, Ltd. (United Kingdom) (100%)
              (FUCO)
            Damhead Creek, Ltd. (United Kingdom) (100%) (FUCO)
              Damhead Creek Finance, Ltd. (Cayman) (100%) (FUCO) Entergy Power Investment Holdings Corporation (DE)
            (100%)(FUCO)
      Entergy Power Damhead Finco., LLC (Delaware) (1%) (FUCO) Entergy Power Damhead Finco., LLC (Delaware) (99%) (FUCO)
      Entergy Power Damhead Finco. 1 (Cayman) (100%) (FUCO)
        Damhead Finance LDC (Cayman) (fka Entergy
           Power Damhead Cayman 1 LDC) (1%) (FUCO)
          Damhead Finance (Netherlands Antilles) N.V. (99%)
             (FUCO)
            Damhead Finance (Netherlands) B.V. (99%) (FUCO) Damhead Finance (Netherlands Antilles) N.V. (1%) (FUCO) Damhead Finance (Netherlands) B.V. (1%) (FUCO)
     Entergy Power Damhead Finco. 2 (Cayman) (100%) (FUCO)
       Damhead Finance LDC (Cayman) (fka Entergy Power Damhead
          Cayman 1 LDC) (99%) (FUCO)
         Damhead Finance (Netherlands Antilles) N.V. (99%) (FUCO)
           Damhead Finance (Netherlands) B.V. (99%) (FUCO) Entergy S.A. (Argentina) (100%) (FUCO)
      Central Costanera S.A. (Argentina) (6%) (FUCO)
        Central Thermoelectric Buenos Aires, S.A.
           (Argentina) (3%) (FUCO)
    Entergy Power CBA Holding, Ltd. (Bermuda) (100%) (FUCO)
      Central Thermoelectric Buenos Aires, S.A.
         (Argentina) (Indirect 7.8%) (FUCO)
    EWO Holdings Inc. (Delaware) (67%) (FUCO)
      Latin America Holding I, Ltd (Cayman)(100%)(a new
        subsidiary)
      Latin America Holding II, Ltd (Cayman)(100%)(a new
        subsidiary)
      Entergy Power Chile, S.A. (Chile) (100%) (FUCO)
        Inversiones Electricas Quillota S.A. (Chile)
           (50%) (FUCO)

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                    EXHIBIT 1   page 5 of  5

          Compania Electrica San Isidro S.A. (Chile) (50%)
              (FUCO)
    EP Edegel, Inc. (Delaware) (100%) (FUCO)
       Entergy Power Peru S.A. (Peru) (100%) (FUCO)
         Generandes Peru S.A. (Peru) (33%) (FUCO)
           Edegel S.A. (Peru) (60%) (FUCO)
    Entergy Power Maritza Holding, Inc. (DE)(100%)(a new
       subsidiary)
      Entergy Power Maritza Holding I, Ltd. (Cayman)(100%)(a new
         subsidiary)
        Entergy Power Maritza Holding, Limited (Cyprus)(50%)
         (a new subsidiary)
      Entergy Power Maritza Holding II, Inc. (Cayman)(100%)(a
       new subsidiary)
        Entergy Power Maritza Holding, Limited (Cyprus)(50%)(a
         new subsidiary)
  Entergy Power Holdings USA Corporation (DE)(100%)(an
       energy related company)
    Entergy Turbine Holding QF LLC (100%) (DE)(a new subsidiary)
      Entergy Turbine Holding Louisiana, LLC
        (100%)(DE)(a new subsidiary)
    Entergy Power RS Corporation (DE)(100%)(an energy related company)
      RS Cogen, LLC (LA)(50%) (a qualifying cogeneration facility under PURPA)
  Entergy Power E&C Corporation (100%)(a new subsidiary)
    Entergy Power E&C Holdings, LLC (100%)(a new subsidiary)
      EntergyShaw LLC (50%)(an O&M subsidiary)
  EWO Marketing Holding, Inc. (DE)(20%)(a new subsidiary)